Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q24

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Total revenues, net of interest expense(1)(6)	$17,440	$21,104	$20,139	$20,315	$19,581	(4%)	12%	$78,462	$81,139	3%
Total operating expenses(1)(2)(3)(4)(5)(6)	15,996	14,195	13,353	13,250	13,186	-	(18%)	56,366	53,984	(4%)
Net credit losses (NCLs)	1,994	2,303	2,283	2,172	2,242	3%	12%	6,437	9,000	40%
Credit reserve build (release) for loans	478	119	76	210	321	53%	(33%)	1,349	726	(46%)
Provision / (release) for unfunded lending commitments	(81)	(98)	(8)	105	(118)	NM	(46%)	(425)	(119)	72%
Provisions for benefits and claims, other assets and HTM debt securities	1,156	41	125	188	148	(21%)	(87%)	1,825	502	(72%)
Provisions for credit losses and for benefits and claims	3,547	2,365	2,476	2,675	2,593	(3%)	(27%)	9,186	10,109	10%
Income (loss) from continuing operations before income taxes	(2,103)	4,544	4,310	4,390	3,802	(13%)	NM	12,910	17,046	32%
Income taxes (benefits)	(296)	1,136	1,047	1,116	912	(18%)	NM	3,528	4,211	19%
Income (loss) from continuing operations	(1,807)	3,408	3,263	3,274	2,890	(12%)	NM	9,382	12,835	37%
Income (loss) from discontinued operations, net of taxes	(1)	(1)	-	(1)	-	100%	100%	(1)	(2)	(100%)
Net income (loss) before noncontrolling interests	(1,808)	3,407	3,263	3,273	2,890	(12%)	NM	9,381	12,833	37%
Net income (loss) attributable to noncontrolling interests	31	36	46	35	34	(3%)	10%	153	151	(1%)
Citigroup's net income (loss)	$(1,839)	$3,371	$3,217	$3,238	$2,856	(12%)	NM	$9,228	$12,682	37%

Diluted earnings per share:
Income (loss) from continuing operations	$(1.16)	$1.58	$1.52	$1.51	$1.34	(11%)	NM	$4.04	$5.95	47%
Citigroup's net income (loss)	$(1.16)	$1.58	$1.52	$1.51	$1.34	(11%)	NM	$4.04	$5.94	47%

Preferred dividends	$300	$279	$242	$277	$256	(8%)	(15%)	$1,198	$1,054	(12%)

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	$(2,217)	$3,048	$2,943	$2,906	$2,563	(12%)	NM	$7,851	$11,460	46%
Citigroup's net income (loss) (for EPS purposes)	(2,218)	3,047	2,943	2,905	2,563	(12%)	NM	7,850	11,458	46%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	$(2,217)	$3,063	$2,962	$2,926	$2,583	(12%)	NM	$7,908	$11,534	46%
Citigroup's net income (loss) (for EPS purposes)	(2,218)	3,062	2,962	2,925	2,583	(12%)	NM	7,907	11,532	46%

Shares (in millions):
Average basic	1,909.7	1,910.4	1,907.7	1,899.9	1,887.6	(1%)	(1%)	1,930.1	1,901.4	(1%)
Average diluted	1,909.7	1,943.2	1,945.7	1,940.3	1,931.0	-	1%	1,955.8	1,940.1	(1%)
Common shares outstanding, at period end	1,903.1	1,907.4	1,907.8	1,891.3	1,877.1	(1%)	(1%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(7)(8)(9)	13.37%	13.45%	13.59%	13.71%	13.6%
Tier 1 Capital ratio(7)(8)(9)	15.02%	15.11%	15.30%	15.24%	15.2%
Total Capital ratio(7)(8)(9)	15.13%	15.17%	15.41%	15.21%	15.3%
Supplementary Leverage ratio (SLR)(7)(9)(10)	5.82%	5.84%	5.89%	5.85%	5.8%
Return on average assets	(0.30%)	0.55%	0.53%	0.52%	0.46%			0.38%	0.51%
Return on average common equity	(4.5%)	6.6%	6.3%	6.2%	5.4%			4.3%	6.1%
Average tangible common equity (TCE) (in billions of dollars)(11)	$165.2	$164.7	$166.1	$168.3	$168.6	-	2%	$163.4	$166.7	2%
Return on average tangible common equity (RoTCE)(11)	(5.1%)	7.6%	7.2%	7.0%	6.1%	(90) bps	1,120 bps	4.9%	7.0%	210 bps
Efficiency ratio (total operating expenses/total revenues, net)	91.7%	67.3%	66.3%	65.2%	67.3%	210 bps	(2,440) bps	71.8%	66.5%	(530) bps

Balance sheet data (in billions of dollars, except per share amounts)(7):
Total assets	$2,411.8	$2,432.5	$2,405.7	$2,430.7	$2,357.1	(3%)	(2%)
Total average assets	2,427.3	2,450.3	2,456.5	2,492.1	2,474.8	(1%)	2%	2,442.2	2,468.4	1%
Total loans	689.4	674.6	687.7	688.9	694.5	1%	1%
Total deposits	1,308.7	1,307.2	1,278.1	1,310.0	1,284.5	(2%)	(2%)
Citigroup's stockholders' equity	205.5	206.6	208.3	209.1	208.6	-	2%
Book value per share	98.71	99.08	99.70	101.91	101.62	-	3%
Tangible book value per share(11)	86.19	86.67	87.53	89.67	89.34	-	4%

Direct staff (in thousands)	239	237	229	229	229	-	(4%)

(1)	See footnote 2 on page 14.
(2)	See footnote 3 on page 14.
(3)	See footnote 4 on page 14.
(4)	See footnote 5 on page 14.
(5)	See footnote 6 on page 14.
(6)	See footnote 7 on page 14.
(7)	4Q24 is preliminary.
(8)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.

(9)

Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2023 Annual Report on Form 10-K.

(10)	For the composition of Citi's SLR, see page 22.
(11)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 22 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)
Revenues
Interest income (including dividends)	$36,379	$36,223	$35,987	$36,456	$35,047	(4%)	(4%)	$133,258	$143,713	8%
Interest expense	22,555	22,716	22,494	23,094	21,314	(8%)	(6%)	78,358	89,618	14%
Net interest income (NII)	13,824	13,507	13,493	13,362	13,733	3%	(1%)	54,900	54,095	(1%)

Commissions and fees	2,212	2,724	2,662	2,695	2,572	(5%)	16%	8,905	10,653	20%
Principal transactions	1,473	3,274	2,874	3,219	2,286	(29%)	55%	10,948	11,653	6%
Administrative and other fiduciary fees	925	1,037	1,046	1,059	992	(6%)	7%	3,781	4,134	9%
Realized gains (losses) on sales of investments, net	37	115	23	72	118	64%	219%	188	328	74%
Impairment losses on investments	(96)	(30)	(17)	(45)	(339)	NM	(253%)	(323)	(431)	(33%)
Provision for credit losses on available-for-sale (AFS) debt securities(1)	(3)	-	(4)	4	1	(75%)	NM	(4)	1	NM
Other revenue (loss)	(932)	477	62	(51)	218	NM	NM	67	706	NM
Total non-interest revenues (NIR)	3,616	7,597	6,646	6,953	5,848	(16%)	62%	23,562	27,044	15%
Total revenues, net of interest expense	17,440	21,104	20,139	20,315	19,581	(4%)	12%	78,462	81,139	3%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	1,994	2,303	2,283	2,172	2,242	3%	12%	6,437	9,000	40%
Credit reserve build / (release) for loans	478	119	76	210	321	53%	(33%)	1,349	726	(46%)
Provision for credit losses on loans	2,472	2,422	2,359	2,382	2,563	8%	4%	7,786	9,726	25%
Provision for credit losses on held-to-maturity (HTM) debt securities	-	10	(5)	50	(5)	NM	NM	(24)	50	NM
Provision for credit losses on other assets	1,132	4	112	110	136	24%	(88%)	1,762	362	(79%)
Policyholder benefits and claims	24	27	18	28	17	(39%)	(29%)	87	90	3%
Provision for credit losses on unfunded lending commitments	(81)	(98)	(8)	105	(118)	NM	(46%)	(425)	(119)	72%
Total provisions for credit losses and for benefits and claims(2)	3,547	2,365	2,476	2,675	2,593	(3%)	(27%)	9,186	10,109	10%

Operating expenses
Compensation and benefits	6,882	7,673	6,888	7,058	6,923	(2%)	1%	29,232	28,542	(2%)
Premises and equipment	695	585	597	606	650	7%	(6%)	2,508	2,438	(3%)
Technology / communication	2,414	2,246	2,238	2,273	2,278	-	(6%)	9,106	9,035	(1%)
Advertising and marketing	377	228	280	282	323	15%	(14%)	1,393	1,113	(20%)
Restructuring	781	225	36	9	(11)	NM	NM	781	259	(67%)
Other operating	4,847	3,238	3,314	3,022	3,023	-	(38%)	13,346	12,597	(6%)
Total operating expenses	15,996	14,195	13,353	13,250	13,186	-	(18%)	56,366	53,984	(4%)

Income (loss) from continuing operations before income taxes	(2,103)	4,544	4,310	4,390	3,802	(13%)	NM	12,910	17,046	32%
Provision (benefit) for income taxes	(296)	1,136	1,047	1,116	912	(18%)	NM	3,528	4,211	19%

Income (loss) from continuing operations	(1,807)	3,408	3,263	3,274	2,890	(12%)	NM	9,382	12,835	37%

Discontinued operations
Income (loss) from discontinued operations	(1)	(1)	-	(1)	-	100%	100%	(1)	(2)	(100%)
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	(1)	-	(1)	-	100%	100%	(1)	(2)	(100%)

Net income (loss) before attribution to noncontrolling interests	(1,808)	3,407	3,263	3,273	2,890	(12%)	NM	9,381	12,833	37%
Noncontrolling interests	31	36	46	35	34	(3%)	10%	153	151	(1%)
Citigroup's net income (loss)	$(1,839)	$3,371	$3,217	$3,238	$2,856	(12%)	NM	$9,228	$12,682	37%

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS debt securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS debt securities, which is disclosed separately above.

N/A Not applicable.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						4Q24 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2023	2024	2024	2024	2024(1)	3Q24	4Q23
Assets
Cash and due from banks (including segregated cash and other deposits)	$27,342	$25,174	$26,917	$25,266	$22,782	(10%)	(17%)
Deposits with banks, net of allowance	233,590	247,556	219,217	277,828	253,750	(9%)	9%
Securities borrowed and purchased under resale agreements, net of allowance	345,700	344,264	317,970	285,928	278,252	(3%)	(20%)
Brokerage receivables, net of allowance	53,915	61,314	64,563	63,653	50,841	(20%)	(6%)
Trading account assets	411,756	431,468	446,339	458,072	442,747	(3%)	8%
Investments
Available-for-sale debt securities	256,936	254,898	249,362	234,444	226,876	(3%)	(12%)
Held-to-maturity debt securities, net of allowance	254,247	252,459	251,125	248,274	242,382	(2%)	(5%)
Equity securities	7,902	7,826	7,789	7,953	7,399	(7%)	(6%)
Total investments	519,085	515,183	508,276	490,671	476,657	(3%)	(8%)
Loans
Consumer(2)	389,197	381,759	386,117	389,151	393,102	1%	1%
Corporate(3)	300,165	292,819	301,605	299,771	301,386	1%	-
Loans, net of unearned income	689,362	674,578	687,722	688,922	694,488	1%	1%
Allowance for credit losses on loans (ACLL)	(18,145)	(18,296)	(18,216)	(18,356)	(18,574)	(1%)	(2%)
Total loans, net	671,217	656,282	669,506	670,566	675,914	1%	1%
Goodwill	20,098	20,042	19,704	19,691	19,300	(2%)	(4%)
Intangible assets (including MSRs)	4,421	4,338	4,226	4,121	4,494	9%	2%
Premises and equipment, net of depreciation and amortization	28,747	29,188	29,399	30,096	30,192	-	5%
Other assets, net of allowance	95,963	97,701	99,569	104,771	102,206	(2%)	7%
Total assets	$2,411,834	$2,432,510	$2,405,686	$2,430,663	$2,357,135	(3%)	(2%)

Liabilities
Non-interest-bearing deposits in U.S. offices	$112,089	$112,535	$117,607	$118,034	$123,338	4%	10%
Interest-bearing deposits in U.S. offices	576,784	570,259	546,772	558,461	551,547	(1%)	(4%)
Total U.S. deposits	688,873	682,794	664,379	676,495	674,885	-	(2%)
Non-interest-bearing deposits in offices outside the U.S.	88,988	87,936	83,150	84,913	84,349	(1%)	(5%)
Interest-bearing deposits in offices outside the U.S.	530,820	536,433	530,608	548,591	525,224	(4%)	(1%)
Total international deposits	619,808	624,369	613,758	633,504	609,573	(4%)	(2%)

Total deposits	1,308,681	1,307,163	1,278,137	1,309,999	1,284,458	(2%)	(2%)
Securities loaned and sold under repurchase agreements	278,107	299,387	305,206	278,377	258,945	(7%)	(7%)
Brokerage payables	63,539	73,013	73,621	81,186	66,601	(18%)	5%
Trading account liabilities	155,345	156,652	151,259	142,534	133,846	(6%)	(14%)
Short-term borrowings	37,457	31,910	38,694	41,340	48,505	17%	29%
Long-term debt	286,619	285,495	280,321	299,081	287,300	(4%)	-
Other liabilities, plus allowances(4)	75,835	71,492	69,304	68,244	68,114	-	(10%)
Total liabilities	$2,205,583	$2,225,112	$2,196,542	$2,220,761	$2,147,769	(3%)	(3%)

Stockholders' equity
Preferred stock	$17,600	$17,600	$18,100	$16,350	$17,850	9%	1%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,955	108,592	108,785	108,969	109,117	-	-
Retained earnings	198,905	200,956	202,913	204,770	206,294	1%	4%
Treasury stock, at cost	(75,238)	(74,865)	(74,842)	(75,840)	(76,842)	(1%)	(2%)
Accumulated other comprehensive income (loss) (AOCI)	(44,800)	(45,729)	(46,677)	(45,197)	(47,852)	(6%)	(7%)
Total common equity	$187,853	$188,985	$190,210	$192,733	$190,748	(1%)	2%

Total Citigroup stockholders' equity	$205,453	$206,585	$208,310	$209,083	$208,598	-	2%
Noncontrolling interests	798	813	834	819	768	(6%)	(4%)
Total equity	206,251	207,398	209,144	209,902	209,366	-	2%
Total liabilities and equity	$2,411,834	$2,432,510	$2,405,686	$2,430,663	$2,357,135	(3%)	(2%)

(1)	December 31, 2024 is preliminary.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)
Revenues, net of interest expense
Services	$4,517	$4,766	$4,680	$5,028	$5,175	3%	15%	$18,102	$19,649	9%
Markets	3,366	5,357	5,086	4,817	4,576	(5%)	36%	18,649	19,836	6%
Banking	978	1,736	1,627	1,597	1,241	(22%)	27%	4,715	6,201	32%
Wealth	1,664	1,693	1,814	2,002	2,003	-	20%	7,021	7,512	7%
U.S. Personal Banking (USPB)	4,940	5,178	4,919	5,045	5,232	4%	6%	19,187	20,374	6%
All Other—managed basis(1)(2)	2,037	2,386	1,980	1,825	1,350	(26%)	(34%)	9,442	7,541	(20%)
Reconciling Items—divestiture-related impacts(3)	(62)	(12)	33	1	4	300%	NM	1,346	26	(98%)
Total net revenues—reported	$17,440	$21,104	$20,139	$20,315	$19,581	(4)%	12%	$78,462	$81,139	3%

Income (loss) from continuing operations
Services	$807	$1,515	$1,498	$1,683	$1,888	12%	134%	$4,701	$6,584	40%
Markets	(128)	1,421	1,469	1,089	1,026	(6%)	NM	3,938	5,005	27%
Banking	(296)	527	409	236	357	51%	NM	(31)	1,529	NM
Wealth	21	175	210	283	334	18%	NM	419	1,002	139%
USPB	201	347	121	522	392	(25%)	95%	1,820	1,382	(24%)
All Other—managed basis(1)(2)	(2,301)	(483)	(412)	(494)	(1,071)	(117%)	53%	(2,124)	(2,460)	(16%)
Reconciling Items—divestiture-related impacts(3)	(111)	(94)	(32)	(45)	(36)	20%	68%	659	(207)	NM
Income (loss) from continuing operations—reported	(1,807)	3,408	3,263	3,274	2,890	(12%)	260%	9,382	12,835	37%

Discontinued operations	(1)	(1)	-	(1)	-	100%	100%	(1)	(2)	(100%)

Net income (loss) attributable to noncontrolling interests	31	36	46	35	34	(3%)	10%	153	151	(1%)

Net income (loss)	$(1,839)	$3,371	$3,217	$3,238	$2,856	(12%)	255%	$9,228	$12,682	37%

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle-market banking (Mexico Consumer/SBMM) within Legacy Franchises. See page 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi’s Consolidated Statement of Income (page 2).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income (including dividends)	$3,442	$3,317	$3,225	$3,435	$3,446	-	-	$13,251	$13,423	1%
Fee revenue
Commissions and fees	815	797	867	847	816	(4%)	-	3,125	3,327	6%
Fiduciary and administrative, and other	606	685	695	701	635	(9%)	5%	2,501	2,716	9%
Total fee revenue	1,421	1,482	1,562	1,548	1,451	(6%)	2%	5,626	6,043	7%
Principal transactions	271	248	182	266	263	(1%)	(3%)	1,006	959	(5%)
All other(1)	(617)	(281)	(289)	(221)	15	NM	NM	(1,781)	(776)	56%
Total non-interest revenue	1,075	1,449	1,455	1,593	1,729	9%	61%	4,851	6,226	28%
Total revenues, net of interest expense	4,517	4,766	4,680	5,028	5,175	3%	15%	18,102	19,649	9%
Total operating expenses	2,596	2,666	2,734	2,588	2,611	1%	1%	10,031	10,599	6%
Net credit losses (recoveries) on loans	(6)	6	-	14	28	100%	NM	40	48	20%
Credit reserve build (release) for loans	127	34	(100)	7	(71)	NM	NM	47	(130)	NM
Provision (release) for credit losses on unfunded lending commitments	(22)	12	2	7	(4)	NM	82%	(18)	17	NM
Provisions for credit losses for other assets and HTM debt securities	547	12	71	99	159	61%	(71%)	881	341	(61%)
Provision for credit losses	646	64	(27)	127	112	(12%)	(83%)	950	276	(71%)
Income from continuing operations before taxes	1,275	2,036	1,973	2,313	2,452	6%	92%	7,121	8,774	23%
Income taxes	468	521	475	630	564	(10%)	21%	2,420	2,190	(10%)
Income from continuing operations	807	1,515	1,498	1,683	1,888	12%	134%	4,701	6,584	40%
Noncontrolling interests	21	25	27	32	17	(47%)	(19%)	66	101	53%
Net income	$786	$1,490	$1,471	$1,651	$1,871	13%	138%	$4,635	$6,483	40%
EOP assets (in billions)	$586	$577	$569	$608	$584	(4%)	-
Average assets (in billions)	582	580	575	591	596	1%	2%	$583	$586	1%
Efficiency ratio	57%	56%	58%	51%	50%	(100) bps	(700) bps	55%	54%	(100) bps
Average allocated TCE (in billions)(2)	$23.0	$24.9	$24.9	$24.9	$24.9	-	8%	$23.0	$24.9	8%
RoTCE(2)	13.6%	24.1%	23.8%	26.4%	29.9%	350 bps	1,630 bps	20.2%	26.0%	580 bps

Revenue by component
Net interest income	$2,887	$2,723	$2,629	$2,731	$2,840	4%	(2%)	$11,085	$10,923	(1%)
Non-interest revenue	557	793	802	909	1,105	22%	98%	2,631	3,609	37%
Treasury and Trade Solutions (TTS)	3,444	3,516	3,431	3,640	3,945	8%	15%	13,716	14,532	6%
Net interest income	555	594	596	704	606	(14%)	9%	2,166	2,500	15%
Non-interest revenue	518	656	653	684	624	(9%)	20%	2,220	2,617	18%
Securities Services	1,073	1,250	1,249	1,388	1,230	(11%)	15%	4,386	5,117	17%
Total Services	$4,517	$4,766	$4,680	$5,028	$5,175	3%	15%	$18,102	$19,649	9%

Revenue by geography
North America	$1,299	$1,243	$1,298	$1,367	$1,507	10%	16%	$5,131	$5,415	6%
International	3,218	3,523	3,382	3,661	3,668	-	14%	12,971	14,234	10%
Total	$4,517	$4,766	$4,680	$5,028	$5,175	3%	15%	$18,102	$19,649	9%

Key drivers(3) (in billions of dollars, except as otherwise noted)
Average loans by reporting unit
TTS	$82	$81	$81	$86	$85	(1%)	4%	$80	$84	5%
Securities Services	1	1	1	1	2	100%	100%	1	1	-
Total	$83	$82	$82	$87	$87	-	5%	$81	$85	5%

ACLL as a % of EOP loans(4)	0.47%	0.54%	0.37%	0.38%	0.30%	(8) bps	(17) bps

Average deposits by reporting unit and selected component
TTS	$681	$684	$677	$690	$704	2%	3%	$688	$689	-
Securities Services	122	124	127	135	135	-	11%	123	130	6%
Total	$803	$808	$804	$825	$839	2%	4%	$811	$819	1%

AUC/AUA (in trillions of dollars)(5)	$23.5	$24.0	$24.2	$26.3	$25.4	(3%)	8%
Cross-border transaction value(6)	$99.4	$90.7	$92.7	$95.0	$101.3	7%	2%	$358.0	$379.7	6%
U.S. dollar clearing volume (in millions)(7)	40.2	39.6	41.6	42.7	44.1	3%	10%	157.3	168.0	7%
Commercial card spend volume	$16.6	$16.8	$18.0	$18.3	$17.3	(5%)	4%	$66.8	$70.4	5%

(1)

Services includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(2)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments’ and component's average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(3)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(4)	Excludes loans that are carried at fair value for all periods.
(5)	4Q24 is preliminary.
(6)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(7)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income (including dividends)	$1,987	$1,706	$2,038	$1,405	$1,856	32%	(7%)	$7,233	$7,005	(3%)
Fee revenue
Brokerage and fees	328	336	346	391	329	(16%)	-	1,381	1,402	2%
Investment banking fees(1)	103	100	104	118	104	(12%)	1%	392	426	9%
Other(2)	46	62	62	64	50	(22%)	9%	147	238	62%
Total fee revenue	477	498	512	573	483	(16%)	1%	1,920	2,066	8%

Principal transactions	1,212	3,178	2,696	2,847	2,480	(13%)	105%	10,472	11,201	7%
All other(3)	(310)	(25)	(160)	(8)	(243)	NM	22%	(976)	(436)	55%
Total non-interest revenue	1,379	3,651	3,048	3,412	2,720	(20%)	97%	11,416	12,831	12%
Total revenues, net of interest expense	3,366	5,357	5,086	4,817	4,576	(5%)	36%	18,649	19,836	6%
Total operating expenses	3,436	3,384	3,305	3,339	3,174	(5%)	(8%)	13,258	13,202	-
Net credit losses (recoveries) on loans	30	78	66	24	-	(100%)	(100%)	32	168	425%
Credit reserve build (release) for loans	40	120	(111)	37	167	351%	318%	202	213	5%
Provision (release) for credit losses on unfunded lending commitments	12	(1)	2	47	(31)	NM	NM	5	17	240%
Provisions for credit losses for other assets and HTM debt securities	127	2	32	33	(2)	NM	NM	199	65	(67%)
Provision for credit losses	209	199	(11)	141	134	(5%)	(36%)	438	463	6%
Income (loss) from continuing operations before taxes	(279)	1,774	1,792	1,337	1,268	(5%)	NM	4,953	6,171	25%
Income taxes (benefits)	(151)	353	323	248	242	(2%)	NM	1,015	1,166	15%
Income (loss) from continuing operations	(128)	1,421	1,469	1,089	1,026	(6%)	NM	3,938	5,005	27%
Noncontrolling interests	12	15	26	17	17	-	42%	67	75	12%
Net income (loss)	$(140)	$1,406	$1,443	$1,072	$1,009	(6%)	NM	$3,871	$4,930	27%
EOP assets (in billions)	$1,008	$1,038	$1,023	$1,002	$953	(5%)	(5%)
Average assets (in billions)	1,033	1,048	1,064	1,082	1,058	(2%)	2%	$1,026	$1,063	4%
Efficiency ratio	102%	63%	65%	69%	69%	0 bps	(3,300) bps	71%	67%	(400) bps
Average allocated TCE (in billions)(4)	$53.1	$54.0	$54.0	$54.0	$54.0	-	2%	$53.1	$54.0	2%
RoTCE(4)	(1.0%)	10.5%	10.7%	7.9%	7.4%	(50) bps	840 bps	7.3%	9.1%	180 bps

Revenue by component
Fixed Income markets	$2,547	$4,130	$3,564	$3,578	$3,478	(3%)	37%	$14,612	$14,750	1%
Equity markets	819	1,227	1,522	1,239	1,098	(11%)	34%	4,037	5,086	26%
Total	$3,366	$5,357	$5,086	$4,817	$4,576	(5%)	36%	$18,649	$19,836	6%

Rates and currencies	$1,737	$2,800	$2,466	$2,465	$2,421	(2%)	39%	$10,794	$10,152	(6%)
Spread products / other fixed income	810	1,330	1,098	1,113	1,057	(5%)	30%	3,818	4,598	20%
Total Fixed Income markets revenues	$2,547	$4,130	$3,564	$3,578	$3,478	(3%)	37%	$14,612	$14,750	1%

Revenue by geography
North America	$1,227	$2,067	$2,031	$1,773	$1,691	(5%)	38%	$6,839	$7,562	11%
International	2,139	3,290	3,055	3,044	2,885	(5%)	35%	11,810	12,274	4%
Total	$3,366	$5,357	$5,086	$4,817	$4,576	(5%)	36%	$18,649	$19,836	6%

Key drivers(5) (in billions of dollars)
Average loans	$115	$120	$119	$119	$122	3%	6%	$110	$120	9%
NCLs as a % of average loans	0.10%	0.26%	0.22%	0.08%	0.00%	(8) bps	(10) bps	0.03%	0.14%	11 bps
ACLL as a % of EOP loans(6)	0.71%	0.86%	0.74%	0.77%	0.88%	11 bps	17 bps
Average trading account assets	$392	$408	$426	$462	$449	(3%)	15%	$379	$436	15%
Average deposits(7)	23	24	25	19	15	(21%)	(35%)	23	21	(9%)

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

Markets includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.
(7)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income (including dividends)	$551	$582	$527	$527	$521	(1%)	(5%)	$2,161	$2,157	-
Fee revenue
Investment banking fees(1)	706	972	935	999	951	(5%)	35%	2,713	3,857	42%
Other(2)	38	42	50	31	51	65%	34%	160	174	9%
Total fee revenue	744	1,014	985	1,030	1,002	(3%)	35%	2,873	4,031	40%
Principal transactions	(223)	(227)	(126)	(197)	(209)	(6%)	6%	(938)	(759)	19%
All other(3)	(94)	367	241	237	(73)	NM	22%	619	772	25%
Total non-interest revenue	427	1,154	1,100	1,070	720	(33%)	69%	2,554	4,044	58%

Total revenues, net of interest expense	978	1,736	1,627	1,597	1,241	(22%)	27%	4,715	6,201	32%
Total operating expenses	1,161	1,179	1,131	1,116	1,051	(6%)	(9%)	4,877	4,477	(8%)

Net credit losses on loans	71	66	40	36	7	(81%)	(90%)	169	149	(12%)
Credit reserve build (release) for loans	(163)	(89)	(51)	62	(122)	NM	25%	(345)	(200)	42%
Provision (release) for credit losses on unfunded lending commitments	(63)	(96)	(9)	59	(82)	NM	(30%)	(354)	(128)	64%
Provisions for credit losses for other assets and HTM debt securities	339	(10)	(12)	20	(43)	NM	NM	387	(45)	NM
Provision for credit losses	184	(129)	(32)	177	(240)	NM	NM	(143)	(224)	(57%)
Income (loss) from continuing operations before taxes	(367)	686	528	304	430	41%	NM	(19)	1,948	NM
Income taxes (benefits)	(71)	159	119	68	73	7%	NM	12	419	NM
Income (loss) from continuing operations	(296)	527	409	236	357	51%	NM	(31)	1,529	NM
Noncontrolling interests	-	3	3	(2)	1	NM	100%	4	5	25%
Net income (loss)	$(296)	$524	$406	$238	$356	50%	220%	$(35)	$1,524	NM
EOP assets (in billions)	$148	$151	$147	$151	$143	(5%)	(3%)
Average assets (in billions)	150	154	152	152	149	(2%)	(1%)	$153	$152	(1%)
Efficiency ratio	119%	68%	70%	70%	85%	1,500 bps	(3,400) bps	103%	72%	(3,100) bps
Average allocated TCE (in billions)(4)	$21.4	$21.8	$21.8	$21.8	$21.8	-	2%	$21.4	$21.8	2%
RoTCE(4)	(5.5%)	9.7%	7.5%	4.3%	6.5%	220 bps	1,200 bps	(0.2%)	7.0%	720 bps

Revenue by component
Total Investment Banking	$687	$925	$853	$934	$925	(1%)	35%	$2,632	$3,637	38%
Corporate Lending—excluding gain/(loss) on loan hedges(3)(5)	422	915	765	742	322	(57%)	(24%)	2,526	2,744	9%
Total Banking revenues (ex-gain/(loss) on loan hedges)(3)(5)	1,109	1,840	1,618	1,676	1,247	(26%)	12%	5,158	6,381	24%
Gain/(loss) on loan hedges(3)(5)	(131)	(104)	9	(79)	(6)	92%	95%	(443)	(180)	59%
Total Banking revenues including gain/(loss) on loan hedges(3)(5)	$978	$1,736	$1,627	$1,597	$1,241	(22%)	27%	$4,715	$6,201	32%

Business metrics—investment banking fees
Advisory	$286	$230	$268	$394	$353	(10%)	23%	$1,017	$1,245	22%
Equity underwriting (Equity Capital Markets (ECM))	110	171	174	129	214	66%	95%	500	688	38%
Debt underwriting (Debt Capital Markets (DCM))	310	571	493	476	384	(19%)	24%	1,196	1,924	61%
Total	$706	$972	$935	$999	$951	(5%)	35%	$2,713	$3,857	42%

Revenue by geography
North America	$402	$773	$749	$837	$738	(12%)	84%	$1,898	$3,097	63%
International	576	963	878	760	503	(34%)	(13%)	2,817	3,104	10%
Total	$978	$1,736	$1,627	$1,597	$1,241	(22%)	27%	$4,715	$6,201	32%

Key drivers(6) (in billions of dollars)
Average loans	$89	$89	$89	$88	$84	(5%)	(6%)	$92	$88	(4%)
NCLs as a % of average loans	0.32%	0.30%	0.18%	0.16%	0.03%	(13) bps	(29) bps	0.18%	0.17%	(1) bps
ACLL as a % of EOP loans(7)	1.59%	1.47%	1.42%	1.54%	1.42%	(12) bps	(17) bps
Average deposits	1	1	1	1	1	-	-	1	1	-

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

Banking includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income	$1,042	$981	$1,047	$1,233	$1,247	1%	20%	$4,413	$4,508	2%
Fee revenue
Commissions and fees	296	344	349	349	367	5%	24%	1,204	1,409	17%
Other(1)	209	231	232	241	245	2%	17%	802	949	18%
Total fee revenue	505	575	581	590	612	4%	21%	2,006	2,358	18%
All other(2)	117	137	186	179	144	(20%)	23%	602	646	7%
Total non-interest revenue	622	712	767	769	756	(2%)	22%	2,608	3,004	15%
Total revenues, net of interest expense	1,664	1,693	1,814	2,002	2,003	-	20%	7,021	7,512	7%

Total operating expenses	1,623	1,642	1,542	1,601	1,570	(2%)	(3%)	6,485	6,355	(2%)
Net credit losses on loans	31	29	35	27	30	11%	(3%)	98	121	23%
Credit reserve build (release) for loans	(27)	(190)	(43)	8	(11)	NM	59%	(85)	(236)	(178%)
Provision (release) for credit losses on unfunded lending commitments	1	(8)	-	(1)	-	100%	(100%)	(12)	(9)	25%
Provisions for benefits and claims (PBC), and other assets	(1)	(1)	(1)	(1)	1	NM	NM	(4)	(2)	50%
Provisions for credit losses and for PBC	4	(170)	(9)	33	20	(39%)	400%	(3)	(126)	NM
Income from continuing operations before taxes	37	221	281	368	413	12%	NM	539	1,283	138%
Income taxes	16	46	71	85	79	(7%)	394%	120	281	134%
Income from continuing operations	21	175	210	283	334	18%	NM	419	1,002	139%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$21	$175	$210	$283	$334	18%	NM	$419	$1,002	139%
EOP assets (in billions)	$229	$229	$228	$230	$224	(3%)	(2%)
Average assets (in billions)	232	236	230	229	227	(1%)	(2%)	$244	$231	(5%)
Efficiency ratio	98%	97%	85%	80%	78%	(200) bps	(2,000) bps	92%	85%	(700) bps
Average allocated TCE (in billions)(3)	$13.4	$13.2	$13.2	$13.2	$13.2	-	(1%)	$13.4	$13.2	(1%)
RoTCE(3)	0.6%	5.3%	6.4%	8.5%	10.1%	160 bps	950 bps	3.1%	7.6%	450 bps

Revenue by component
Private Bank	$542	$571	$611	$614	$590	(4%)	9%	$2,332	$2,386	2%
Wealth at Work	211	181	195	244	256	5%	21%	862	876	2%
Citigold	911	941	1,008	1,144	1,157	1%	27%	3,827	4,250	11%
Total	$1,664	$1,693	$1,814	$2,002	$2,003	-	20%	$7,021	$7,512	7%

Revenue by geography
North America	$858	$773	$847	$1,000	$1,008	1%	17%	$3,615	$3,628	-
International	806	920	967	1,002	995	(1%)	23%	3,406	3,884	14%
Total	$1,664	$1,693	$1,814	$2,002	$2,003	-	20%	$7,021	$7,512	7%

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)(6)	$496	$514	$541	$580	$587	1%	18%
Deposits	319	320	318	316	313	(1%)	(2%)
Loans	151	149	150	151	148	(2%)	(3%)
Total	$966	$983	$1,009	$1,047	$1,048	-	8%

Average loans	$150	$150	$150	$150	$148	(1%)	(1%)	$150	$150	-
ACLL as a % of EOP loans	0.51%	0.39%	0.35%	0.36%	0.36%	0 bps	(15) bps

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	4Q24 is preliminary.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income	$5,238	$5,226	$5,103	$5,293	$5,481	4%	5%	$20,150	$21,103	5%
Fee revenue
Interchange fees	2,481	2,352	2,524	2,469	2,565	4%	3%	9,674	9,910	2%
Card rewards and partner payments	(2,889)	(2,580)	(2,847)	(2,839)	(2,960)	(4%)	(2%)	(11,083)	(11,226)	(1%)
Other(1)	98	105	114	110	139	26%	42%	349	468	34%
Total fee revenue	(310)	(123)	(209)	(260)	(256)	2%	17%	(1,060)	(848)	20%
All other(2)	12	75	25	12	7	(42%)	(42%)	97	119	23%
Total non-interest revenue	(298)	(48)	(184)	(248)	(249)	-	16%	(963)	(729)	24%

Total revenues, net of interest expense	4,940	5,178	4,919	5,045	5,232	4%	6%	19,187	20,374	6%

Total operating expenses	2,594	2,519	2,442	2,457	2,547	4%	(2%)	10,102	9,965	(1%)

Net credit losses on loans	1,599	1,864	1,931	1,864	1,920	3%	20%	5,234	7,579	45%
Credit reserve build (release) for loans	471	337	382	41	246	500%	(48%)	1,464	1,006	(31%)
Provision (release) for credit losses on unfunded lending commit.	1	-	-	-	-	-	(100%)	1	-	(100%)
Provisions for benefits and claims (PBC), and other assets	3	3	2	4	4	-	33%	8	13	63%
Provisions for credit losses and for PBC	2,074	2,204	2,315	1,909	2,170	14%	5%	6,707	8,598	28%
Income from continuing operations before taxes	272	455	162	679	515	(24%)	89%	2,378	1,811	(24%)
Income taxes	71	108	41	157	123	(22%)	73%	558	429	(23%)
Income from continuing operations	201	347	121	522	392	(25%)	95%	1,820	1,382	(24%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$201	$347	$121	$522	$392	(25%)	95%	$1,820	$1,382	(24%)
EOP assets (in billions)	$242	$237	$242	$245	$252	3%	4%
Average assets (in billions)	232	233	239	244	249	2%	7%	$231	$241	4%
Efficiency ratio	53%	49%	50%	49%	49%	0 bps	(400) bps	53%	49%	(400) bps
Average allocated TCE (in billions)(3)	$21.9	$25.2	$25.2	$25.2	$25.2	-	15%	$21.9	$25.2	15%
RoTCE(3)	3.6%	5.5%	1.9%	8.2%	6.2%	(200) bps	260 bps	8.3%	5.5%	(280) bps

Revenue by component
Branded Cards	$2,620	$2,640	$2,537	$2,731	$2,794	2%	7%	$9,988	$10,702	7%
Retail Services	1,636	1,900	1,746	1,715	1,753	2%	7%	6,617	7,114	8%
Retail Banking	684	638	636	599	685	14%	-	2,582	2,558	(1%)
Total	$4,940	$5,178	$4,919	$5,045	$5,232	4%	6%	$19,187	$20,374	6%

Average loans and deposits(4) (in billions)
Average loans	$202	$204	$206	$210	$216	3%	7%	$193	$209	8%
ACLL as a % of EOP loans(5)	6.28%	6.58%	6.60%	6.52%	6.38%	(14) bps	10 bps
Average deposits	105	100	93	85	86	1%	(18%)	110	91	(17%)

(1)	Primarily related to retail banking and credit card-related fees.
(2)	Primarily related to revenue incentives from card networks and partners.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						4Q24 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2023	2024	2024	2024	2024	3Q24	4Q23

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded Cards	1,105	1,170	1,144	1,224	1,129	(8%)	2%
Retail Services	2,617	1,658	2,034	1,799	2,391	33%	(9%)
Credit card spend volume
Branded Cards	$129.5	$120.9	$130.9	$128.9	$135.4	5%	5%
Retail Services	26.0	20.0	23.7	21.7	25.2	16%	(3%)
Average loans(1)
Branded Cards	$106.6	$107.5	$109.3	$111.1	$113.1	2%	6%
Retail Services	51.6	51.7	51.0	51.2	51.9	1%	1%
Retail Banking	43.9	45.0	46.0	48.0	50.6	5%	15%
EOP loans(1)
Branded Cards	$111.1	$108.0	$111.8	$112.1	$117.3	5%	6%
Retail Services	53.6	50.8	51.7	51.6	53.8	4%	-
Retail Banking	44.4	45.6	46.2	49.4	50.6	2%	14%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.75%	9.88%	9.34%	9.78%	9.83%
Retail Services	12.58%	14.78%	13.77%	13.33%	13.44%
NII as a % of average loans(2)
Branded Cards	9.17%	9.30%	8.93%	9.20%	9.39%
Retail Services	16.99%	17.20%	16.92%	17.12%	17.06%
NCLs as a % of average loans
Branded Cards	3.06%	3.65%	3.82%	3.56%	3.55%
Retail Services	5.44%	6.32%	6.45%	6.14%	6.21%
Retail Banking	0.62%	0.69%	0.66%	0.66%	0.79%
Loans 90+ days past due as a % of EOP loans
Branded Cards	1.07%	1.19%	1.09%	1.11%	1.18%
Retail Services	2.36%	2.53%	2.36%	2.45%	2.46%
Retail Banking(3)	0.40%	0.35%	0.36%	0.35%	0.33%
Loans 30-89 days past due as a % of EOP loans
Branded Cards	1.03%	1.01%	0.94%	1.05%	1.03%
Retail Services	2.15%	2.18%	2.06%	2.29%	2.09%
Retail Banking(3)	0.62%	0.53%	0.55%	0.49%	0.54%
Branches (actual)	647	645	641	641	642	-	(1%)
Mortgage originations	$2.8	$3.1	$4.3	$4.6	$4.2	(9%)	50%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.
(3)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income	$1,564	$1,695	$1,553	$1,469	$1,182	(20%)	(24%)	$7,692	$5,899	(23%)
Non-interest revenue(4)(9)	473	691	427	356	168	(53%)	(64%)	1,750	1,642	(6%)
Total revenues, net of interest expense	2,037	2,386	1,980	1,825	1,350	(26%)	(34%)	9,442	7,541	(20%)
Total operating expenses(4)(5)(6)(7)(8)(9)	4,480	2,695	2,114	2,082	2,177	5%	(51%)	11,241	9,068	(19%)
Net credit losses on loans	236	249	214	208	257	24%	9%	870	928	7%
Credit reserve build (release) for loans	93	(93)	(1)	55	112	104%	20%	127	73	(43%)
Provision (release) for credit losses on unfunded lending commitments	(10)	(5)	(3)	(7)	(1)	86%	90%	(47)	(16)	66%
Provisions for benefits and claims, other assets and HTM debt securities	141	35	33	33	29	(12%)	(79%)	354	130	(63%)
Provisions for credit losses and for benefits and claims (PBC)	460	186	243	289	397	37%	(14%)	1,304	1,115	(14%)
Income (loss) from continuing operations before taxes	(2,903)	(495)	(377)	(546)	(1,224)	(124%)	58%	(3,103)	(2,642)	15%
Income taxes (benefits)	(602)	(12)	35	(52)	(153)	(194%)	75%	(979)	(182)	81%
Income (loss) from continuing operations	(2,301)	(483)	(412)	(494)	(1,071)	(117%)	53%	(2,124)	(2,460)	(16%)
Income (loss) from discontinued operations, net of taxes	(1)	(1)	-	(1)	-	100%	100%	(1)	(2)	(100%)
Noncontrolling interests	(2)	(7)	(10)	(12)	(1)	92%	50%	16	(30)	NM
Net income (loss)	$(2,300)	$(477)	$(402)	$(483)	$(1,070)	(122%)	53%	$(2,141)	$(2,432)	(14%)
EOP assets (in billions)	$199	$201	$197	$195	$201	3%	1%
Average assets (in billions)	198	199	197	194	196	1%	(1%)	$205	$195	(5%)
Efficiency ratio	220%	113%	107%	114%	161%	4,700 bps	(5,900) bps	119%	120%	100 bps
Average allocated TCE (in billions)(10)	$32.4	$25.6	$27.0	$29.2	$29.5	1%	(9%)	$30.6	$27.6	(10%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,460	$1,571	$1,640	$1,526	$1,435	(6%)	(2%)	$5,693	$6,172	8%
Asia Consumer	257	254	220	193	152	(21%)	(41%)	1,524	819	(46%)
Legacy Holdings Assets (LHA)	11	4	(133)	20	(9)	(145%)	(182%)	110	(118)	(207%)
Corporate/Other	309	557	253	86	(228)	(365%)	(174%)	2,115	668	(68%)
Total	$2,037	$2,386	$1,980	$1,825	$1,350	(26%)	(34%)	$9,442	$7,541	(20%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$25.2	$26.0	$24.5	$23.5	$23.1	(2%)	(8%)
EOP deposits	40.2	41.0	37.6	34.6	34.1	(1%)	(15%)
Average loans	23.9	25.0	25.3	23.9	23.4	(2%)	(2%)
NCLs as a % of average loans (Mexico Consumer only)	4.35%	4.67%	4.30%	4.36%	4.81%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.35%	1.32%	1.32%	1.37%	1.43%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.35%	1.33%	1.33%	1.47%	1.41%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$7.4	$6.5	$5.6	$5.5	$4.7	(15%)	(36%)
EOP deposits	9.5	9.0	8.3	8.4	7.5	(11%)	(21%)
Average loans	7.8	6.9	6.1	5.6	5.1	(9%)	(35%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.8	$2.7	$2.4	$2.5	$2.2	(12%)	(21%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 2 on page 14.
(5)	See footnote 3 on page 14.
(6)	See footnote 4 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	See footnote 7 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income	$1,179	$1,278	$1,196	$1,253	$1,160	(7%)	(2%)	$5,021	$4,887	(3%)
Non-interest revenue(4)(9)	549	551	531	486	418	(14%)	(24%)	2,306	1,986	(14%)
Total revenues, net of interest expense	1,728	1,829	1,727	1,739	1,578	(9%)	(9%)	7,327	6,873	(6%)
Total operating expenses(4)(5)(6)(7)(8)(9)	1,639	1,615	1,558	1,480	1,396	(6%)	(15%)	6,763	6,049	(11%)
Net credit losses on loans	236	249	214	208	257	24%	9%	870	928	7%
Credit reserve build (release) for loans	93	(93)	(1)	55	112	104%	20%	127	73	(43%)
Provision (release) for credit losses on unfunded lending commitments	(10)	(5)	(3)	(7)	(1)	86%	90%	(47)	(16)	66%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	152	37	28	35	25	(29%)	(84%)	365	125	(66%)
Provisions for credit losses and for PBC	471	188	238	291	393	35%	(17%)	1,315	1,110	(16%)
Income (loss) from continuing operations before taxes	(382)	26	(69)	(32)	(211)	NM	45%	(751)	(286)	62%
Income taxes (benefits)	(114)	23	(11)	(1)	(53)	NM	54%	(319)	(42)	87%
Income (loss) from continuing operations	(268)	3	(58)	(31)	(158)	(410%)	41%	(432)	(244)	44%
Noncontrolling interests	1	2	-	-	3	NM	200%	8	5	(38%)
Net income (loss)	$(269)	$1	$(58)	$(31)	$(161)	(419%)	40%	$(440)	$(249)	43%
EOP assets (in billions)	$78	$80	$72	$69	$74	7%	(5%)
Average assets (in billions)	78	78	77	70	72	3%	(8%)	$88	$74	(16%)
Efficiency ratio	95%	88%	90%	85%	88%	300 bps	(700) bps	92%	88%	(400) bps
Allocated TCE (in billions)(10)	$10.0	$6.2	$6.2	$6.2	$6.2	-	(38%)	$10.0	$6.2	(38%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,460	$1,571	$1,640	$1,526	$1,435	(6%)	(2%)	$5,693	$6,172	8%
Asia Consumer	257	254	220	193	152	(21%)	(41%)	1,524	819	(46%)
Legacy Holdings Assets (LHA)	11	4	(133)	20	(9)	NM	NM	110	(118)	NM
Total	$1,728	$1,829	$1,727	$1,739	$1,578	(9%)	(9%)	$7,327	$6,873	(6%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$25.2	$26.0	$24.5	$23.5	$23.1	(2%)	(8%)
EOP deposits	40.2	41.0	37.6	34.6	34.1	(1%)	(15%)
Average loans	23.9	25.0	25.3	23.9	23.4	(2%)	(2%)
NCLs as a % of average loans (Mexico Consumer only)	4.35%	4.67%	4.30%	4.36%	4.81%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.35%	1.32%	1.32%	1.37%	1.43%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.35%	1.33%	1.33%	1.47%	1.41%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$7.4	$6.5	$5.6	$5.5	$4.7	(15%)	(36%)
EOP deposits	9.5	9.0	8.3	8.4	7.5	(11%)	(21%)
Average loans	7.8	6.9	6.1	5.6	5.1	(9%)	(35%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.8	$2.7	$2.4	$2.5	$2.2	(12%)	(21%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi intends to exit or has exited (collectively Asia Consumer); Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (Mexico SBMM), collectively Mexico Consumer/SBMM; and Legacy Holdings Assets (primarily North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)	See footnote 2 on page 14.
(5)	See footnote 3 on page 14.
(6)	See footnote 4 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	See footnote 7 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income	$385	$417	$357	$216	$22	(90%)	(94%)	$2,671	$1,012	(62%)
Non-interest revenue	(76)	140	(104)	(130)	(250)	(92%)	(229%)	(556)	(344)	38%
Total revenues, net of interest expense	309	557	253	86	(228)	NM	NM	2,115	668	(68%)
Total operating expenses	2,841	1,080	556	602	781	30%	(73%)	4,478	3,019	(33%)
Provisions for other assets and HTM debt securities	(11)	(2)	5	(2)	4	NM	NM	(11)	5	NM
Income (loss) from continuing operations before taxes	(2,521)	(521)	(308)	(514)	(1,013)	(97%)	60%	(2,352)	(2,356)	-
Income taxes (benefits)	(488)	(35)	46	(51)	(100)	(96%)	80%	(660)	(140)	79%
Income (loss) from continuing operations	(2,033)	(486)	(354)	(463)	(913)	(97%)	55%	(1,692)	(2,216)	(31%)
Income (loss) from discontinued operations, net of taxes	(1)	(1)	-	(1)	-	100%	100%	(1)	(2)	(100%)
Noncontrolling interests	(3)	(9)	(10)	(12)	(4)	67%	(33%)	8	(35)	NM
Net income (loss)	$(2,031)	$(478)	$(344)	$(452)	$(909)	(101%)	55%	$(1,701)	$(2,183)	(28%)
EOP assets (in billions)	$121	$121	$125	$126	$127	1%	5%
Average allocated TCE (in billions)(2)	22.4	19.4	20.8	23.0	23.3	1%	4%	$20.6	$21.6	5%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(2)(7)	(62)	(12)	33	1	4	300%	NM	1,346	26	(98%)
Total revenues, net of interest expense	(62)	(12)	33	1	4	300%	NM	1,346	26	(98%)
Total operating expenses(2)(3)(4)(5)(6)(7)	106	110	85	67	56	(16%)	(47%)	372	318	(15%)
Net credit losses on loans	33	11	(3)	(1)	-	100%	(100%)	(6)	7	NM
Credit reserve build (release) for loans	(63)	-	-	-	-	-	100%	(61)	-	100%
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims, other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	(30)	11	(3)	(1)	-	100%	100%	(67)	7	NM
Income (loss) from continuing operations before taxes	(138)	(133)	(49)	(65)	(52)	20%	62%	1,041	(299)	NM
Income taxes (benefits)	(27)	(39)	(17)	(20)	(16)	20%	41%	382	(92)	NM
Income (loss) from continuing operations	(111)	(94)	(32)	(45)	(36)	20%	68%	659	(207)	NM
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(111)	$(94)	$(32)	$(45)	$(36)	20%	68%	$659	$(207)	NM

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.

(2)

4Q23 includes approximately $106 million in operating expenses (approximately $75 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2023.

(3)

1Q24 includes approximately $110 million in operating expenses (approximately $77 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024.

(4)

2Q24 includes approximately $85 million in operating expenses (approximately $58 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024.

(5)

3Q24 includes approximately $67 million in operating expenses (approximately $46 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets.  For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

(6)	4Q24 includes approximately $56 million in operating expenses (approximately $39 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets.
(7)

For the full year of 2023, revenues included an approximate $1.059 billion gain on sale (approximately $727 million after taxes) related to Citi’s sale of the India consumer banking business, as well as the approximate $403 million gain on sale (approximately $284 million after-tax) related to Citi’s sale of the Taiwan consumer banking business noted above in footnote (2). In addition, for the full year of 2023, expenses included approximately $372 million (approximately $263 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate(4)

(In millions of dollars), except as otherwise noted	4Q23	3Q24	4Q24(5)	4Q23	3Q24	4Q24(5)	4Q23	3Q24	4Q24(5)
Assets
Deposits with banks	$251,723	$266,300	$284,050	$2,513	$3,050	$3,010	3.96%	4.56%	4.22%
Securities borrowed and purchased under resale agreements(6)	357,058	335,601	324,484	8,096	7,293	6,847	9.00%	8.65%	8.39%
Trading account assets(7)	354,090	416,636	408,741	4,067	4,451	4,494	4.56%	4.25%	4.37%
Investments	516,272	500,007	484,416	4,993	4,690	4,318	3.84%	3.73%	3.55%
Consumer loans	380,430	386,155	388,366	9,669	10,051	9,913	10.08%	10.35%	10.15%
Corporate loans	294,242	300,357	299,641	5,832	5,771	5,378	7.86%	7.64%	7.14%
Total loans (net of unearned income)(8)	674,672	686,512	688,007	15,501	15,822	15,291	9.12%	9.17%	8.84%
Other interest-earning assets	76,483	77,060	71,125	1,230	1,174	1,112	6.38%	6.06%	6.22%
Total average interest-earning assets	$2,230,298	$2,282,116	$2,260,823	$36,400	$36,480	$35,072	6.48%	6.36%	6.17%

Liabilities
Deposits	$1,124,798	$1,109,067	$1,116,527	$10,235	$10,319	$9,361	3.61%	3.70%	3.34%
Securities loaned and sold under repurchase agreements(6)	288,144	338,459	317,665	6,830	7,328	6,628	9.40%	8.61%	8.30%
Trading account liabilities(7)	106,399	96,448	91,601	878	792	933	3.27%	3.27%	4.05%
Short-term borrowings and other interest-bearing liabilities	116,054	122,255	123,004	2,056	2,009	1,830	7.03%	6.54%	5.92%
Long-term debt(9)	165,349	175,690	177,288	2,556	2,646	2,562	6.13%	5.99%	5.75%
Total average interest-bearing liabilities	$1,800,744	$1,841,919	$1,826,085	$22,555	$23,094	$21,314	4.97%	4.99%	4.64%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,845	$13,386	$13,758	2.46%	2.33%	2.42%

4Q24 increase (decrease) from:							(4) bps	9 bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $21 million for 4Q23, $24 million for 3Q24 and $25 million for 4Q24.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	4Q24 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						4Q24 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2023	2024	2024	2024	2024	3Q24	4Q23

Corporate loans by region
North America	$128.9	$122.9	$129.6	$127.5	$130.8	3%	1%
International	171.3	169.9	172.0	172.3	170.6	(1%)	-
Total corporate loans	$300.2	$292.8	$301.6	$299.8	$301.4	1%	-

Corporate loans by segment and reporting unit
Services	$84.7	$80.5	$88.9	$88.7	$87.9	(1%)	4%
Markets	122.0	118.3	119.5	120.0	125.3	4%	3%
Banking	86.8	87.3	86.7	84.7	82.1	(3%)	(5%)
All Other - Legacy Franchises - Mexico SBMM & AFG(3)	6.7	6.7	6.5	6.4	6.1	(5%)	(9%)
Total corporate loans	$300.2	$292.8	$301.6	$299.8	$301.4	1%	-

Wealth by region
North America	$101.6	$100.0	$100.9	$99.8	$98.0	(2%)	(4%)
International	49.8	48.9	49.5	51.2	49.5	(3%)	(1%)
Total	$151.4	$148.9	$150.4	$151.0	$147.5	(2%)	(3%)

USPB
Branded Cards	$111.1	$108.0	$111.8	$112.1	$117.3	5%	6%
Retail Services	53.6	50.8	51.7	51.6	53.8	4%	-
Retail Banking	44.4	45.6	46.2	49.4	50.6	2%	14%
Total	$209.1	$204.4	$209.7	$213.1	$221.7	4%	6%

All Other—Consumer
Mexico Consumer	$18.7	$19.6	$18.2	$17.4	$17.2	(1%)	(8%)
Asia Consumer(4)	7.4	6.5	5.6	5.5	4.7	(15%)	(36%)
Legacy Holdings Assets (LHA)	2.6	2.4	2.2	2.2	2.0	(9%)	(23%)
Total	$28.7	$28.5	$26.0	$25.1	$23.9	(5%)	(17%)

Total consumer loans	$389.2	$381.8	$386.1	$389.2	$393.1	1%	1%

Total loans—EOP	$689.4	$674.6	$687.7	$688.9	$694.5	1%	1%

Total loans—average	$674.7	$678.8	$679.6	$686.5	$688.0	-	2%

NCLs as a % of total average loans	1.17%	1.36%	1.35%	1.26%	1.30%	4 bps	13 bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	Asia Consumer also includes loans in Poland and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						4Q24 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2023	2024	2024	2024	2024	3Q24	4Q23

Services, Markets, and Banking by region
North America	$371.1	$375.7	$376.1	$394.7	$397.8	1%	7%
International	431.8	436.0	431.0	444.9	422.5	(5%)	(2%)
Total	$802.9	$811.7	$807.1	$839.6	$820.3	(2%)	2%

Treasury and Trade Solutions	$661.5	$662.1	$655.1	$683.7	$680.7	-	3%
Securities Services	119.9	125.3	127.8	142.0	126.3	(11%)	5%
Services	$781.4	$787.4	$782.9	$825.7	$807.0	(2%)	3%
Markets(1)	20.8	23.6	23.7	13.4	12.7	(5%)	(39%)
Banking	0.7	0.7	0.5	0.5	0.6	20%	(14%)
Total	$802.9	$811.7	$807.1	$839.6	$820.3	(2%)	2%

Wealth
North America	$196.2	$196.0	$194.2	$191.7	$189.5	(1%)	(3%)
International	122.4	124.3	123.8	124.6	123.3	(1%)	1%
Total	$318.6	$320.3	$318.0	$316.3	$312.8	(1%)	(2%)

USPB	$103.2	$99.6	$86.1	$85.1	$89.4	5%	(13%)

All Other
Legacy Franchises
Mexico Consumer	$31.9	$31.8	$28.6	$26.1	$26.0	-	(18%)
Mexico SBMM—corporate	8.3	9.2	9.0	8.5	8.1	(5%)	(2%)
Asia Consumer(2)	9.5	9.0	8.3	8.4	7.5	(11%)	(21%)
Legacy Holdings Assets (LHA)(3)	4.1	2.9	1.9	0.4	0.2	(50%)	(95%)
Corporate/Other(1)	30.2	22.7	19.1	25.6	20.2	(21%)	(33%)
Total	$84.0	$75.6	$66.9	$69.0	$62.0	(10%)	(26%)

Total deposits—EOP	$1,308.7	$1,307.2	$1,278.1	$1,310.0	$1,284.5	(2%)	(2%)

Total deposits—average	$1,319.7	$1,326.4	$1,309.9	$1,311.1	$1,320.4	1%	-

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

																ACLL/EOP
	Balance	Builds (Releases)					FY 2023	Balance	Builds (Releases)					FY 2024	Balance	Loans
	12/31/22	1Q23	2Q23	3Q23	4Q23	FY 2023	FX/Other(1)	12/31/23	1Q24	2Q24	3Q24	4Q24	FY 2024	FX/Other	12/31/24	12/31/24

Allowance for credit losses on loans (ACLL)
Services	$356	$(72)	$(14)	$6	$127	$47	$(6)	$397	$34	$(100)	$7	$(71)	$(130)	$(3)	$264
Markets	630	64	(21)	119	40	202	(12)	820	120	(111)	37	167	213	(3)	1,030
Banking	1,746	(50)	(110)	(22)	(163)	(345)	(25)	1,376	(89)	(51)	62	(122)	(200)	(9)	1,167
Legacy Franchises corporate (Mexico SBMM & AFG(2))	123	(27)	(7)	(1)	2	(33)	31	121	(8)	(12)	(3)	10	(13)	(13)	95

Total corporate ACLL	$2,855	$(85)	$(152)	$102	$6	$(129)	$(12)	$2,714	$57	$(274)	$103	$(16)	$(130)	$(28)	$2,556	0.87%
U.S. Cards(3)	$11,393	$536	$276	$128	$466	$1,406	$(173)	$12,626	$326	$357	$10	$221	$914	$20	$13,560	7.93%
Retail Banking	447	40	27	(14)	5	58	(29)	476	11	25	31	25	92	1	569
Total USPB	$11,840	$576	$303	$114	$471	$1,464	$(202)	$13,102	$337	$382	$41	$246	$1,006	$21	$14,129
Wealth	883	(69)	30	(19)	(27)	(85)	(31)	767	(190)	(43)	8	(11)	(236)	(2)	529
All Other—consumer	1,396	13	76	(18)	28	99	67	1,562	(85)	11	58	102	86	(288)	1,360
Total consumer ACLL	$14,119	$520	$409	$77	$472	$1,478	$(166)	$15,431	$62	$350	$107	$337	$856	$(269)	$16,018	4.08%

Total ACLL	$16,974	$435	$257	$179	$478	$1,349	$(178)	$18,145	$119	$76	$210	$321	$726	$(297)	$18,574	2.71%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$2,151	$(194)	$(96)	$(54)	$(81)	$(425)	$2	$1,728	$(98)	$(8)	$105	$(118)	$(119)	$(8)	$1,601
Total ACLL and ACLUC (EOP)	19,125	241	161	125	397	924	(176)	19,873	21	68	315	203	607	(305)	20,175
Other(4)	243	408	145	53	1,132	1,738	(98)	1,883	14	107	160	131	412	(293)	2,002
Total allowance for credit losses (ACL)	$19,368	$649	$306	$178	$1,529	$2,662	$(274)	$21,756	$35	$175	$475	$334	$1,019	$(598)	$22,177

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02, Financial Instruments—Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.
(2)	See footnote 3 on page 16.
(3)	The December 31, 2024 ACLL balance includes approximately $20 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(4)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						4Q24 Increase/		Full	Full	FY 2024 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2023 Increase/
	2023	2024	2024	2024	2024	3Q24	4Q23	2023	2024	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$17,629	$18,145	$18,296	$18,216	$18,356	1%	4%	$16,974	$18,145
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	-	-	-	(352)	-
Adjusted ACLL at beginning of period	17,629	18,145	18,296	18,216	18,356	1%	4%	16,622	18,145	9%
Gross credit (losses) on loans	(2,368)	(2,690)	(2,715)	(2,609)	(2,680)	(3%)	(13%)	(7,881)	(10,694)	(36%)
Gross recoveries on loans	374	387	432	437	438	-	17%	1,444	1,694	17%
Net credit (losses) / recoveries on loans (NCLs)	(1,994)	(2,303)	(2,283)	(2,172)	(2,242)	3%	12%	(6,437)	(9,000)	(40%)
Replenishment of NCLs	1,994	2,303	2,283	2,172	2,242	3%	12%	6,437	9,000	40%
Net reserve builds / (releases) for loans	478	119	76	210	321	53%	(33%)	1,349	726	(46%)
Provision for credit losses on loans (PCLL)	2,472	2,422	2,359	2,382	2,563	8%	4%	7,786	9,726	25%
Other, net(2)(3)(4)(5)(6)(7)	38	32	(156)	(70)	(103)	(47%)	NM	174	(297)
ACLL at end of period (a)	$18,145	$18,296	$18,216	$18,356	$18,574	1%	2%	$18,145	$18,574

Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$1,728	$1,629	$1,619	$1,725	$1,601	(7%)	(7%)	$1,728	$1,601

Provision (release) for credit losses on unfunded lending commitments	$(81)	$(98)	$(8)	$105	$(118)	NM	(46%)	$(425)	$(119)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,873	$19,925	$19,835	$20,081	$20,175	-	2%	$19,873	$20,175

Total ACLL as a percentage of total loans(9)	2.66%	2.75%	2.68%	2.70%	2.71%	1 bps	5 bps

Consumer
ACLL at beginning of period	$14,912	$15,431	$15,524	$15,732	$15,765	-	6%	$14,119	$15,431
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	-	-			(352)	-
Adjusted ACLL at beginning of period	14,912	15,431	15,524	15,732	15,765	-	6%	13,767	15,431	12%

NCLs	(1,899)	(2,139)	(2,175)	(2,098)	(2,191)	4%	15%	(6,187)	(8,603)	39%
Replenishment of NCLs	1,899	2,139	2,175	2,098	2,191	4%	15%	6,187	8,603	39%
Net reserve builds / (releases) for loans	472	62	350	107	337	215%	(29%)	1,478	856	(42%)
Provision for credit losses on loans (PCLL)	2,371	2,201	2,525	2,205	2,528	15%	7%	7,665	9,459	23%
Other, net(2)(3)(4)(5)(6)(7)	47	31	(142)	(74)	(84)	(14%)	NM	186	(269)	NM
ACLL at end of period (b)	$15,431	$15,524	$15,732	$15,765	$16,018	2%	4%	$15,431	$16,018

Consumer ACLUC(8) (b)	$62	$46	$42	$39	$34	(13%)	(45%)	$62	$34

Provision (release) for credit losses on unfunded lending commitments	$(5)	$(15)	$(4)	$(4)	$(2)	50%	60%	$(46)	$(25)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$15,493	$15,570	$15,774	$15,804	$16,052	2%	4%	$15,493	$16,052

Consumer ACLL as a percentage of total consumer loans	3.97%	4.07%	4.08%	4.05%	4.08%	3 bps	11 bps

Corporate
ACLL at beginning of period	$2,717	$2,714	$2,772	$2,484	$2,591	4%	(5%)	$2,855	$2,714

NCLs	(95)	(164)	(108)	(74)	(51)	(31%)	(46%)	(250)	(397)	59%
Replenishment of NCLs	95	164	108	74	51	(31%)	(46%)	250	397	59%
Net reserve builds / (releases) for loans	6	57	(274)	103	(16)	NM	NM	(129)	(130)	(1%)
Provision for credit losses on loans (PCLL)	101	221	(166)	177	35	(80%)	(65%)	121	267	121%
Other, net(2)	(9)	1	(14)	4	(19)	NM	(111%)	(12)	(28)
ACLL at end of period (c)	$2,714	$2,772	$2,484	$2,591	$2,556	(1%)	(6%)	$2,714	$2,556

Corporate ACLUC(8) (c)	$1,666	$1,583	$1,577	$1,686	$1,567	(7%)	(6%)	$1,666	$1,567

Provision (release) for credit losses on unfunded lending commitments	$(76)	$(83)	$(4)	$109	$(116)	NM	(53%)	$(379)	$(94)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,380	$4,355	$4,061	$4,277	$4,123	(4%)	(6%)	$4,380	$4,123

Corporate ACLL as a percentage of total corporate loans(9)	0.93%	0.98%	0.85%	0.89%	0.87%	(2) bps	(6) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02,Financial Instruments—Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.
(2)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)	4Q23 primarily relates to FX translation.
(4)	1Q24 primarily relates to FX translation.
(5)	2Q24 primarily relates to FX translation.
(6)	3Q24 primarily relates to FX translation.
(7)	4Q24 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)

Excludes loans that are carried at fair value of $7.6 billion, $8.9 billion, $8.5 billion, $8.1 billion, and $8.0 billion at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						4Q24 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2023	2024	2024	2024	2024	3Q24	4Q23

Corporate non-accrual loans by region(1)
North America	$978	$874	$456	$459	$757	65%	(23%)
International	904	615	542	485	620	28%	(31%)
Total	$1,882	$1,489	$998	$944	$1,377	46%	(27%)

Corporate non-accrual loans by segment and component(1)
Banking	$799	$606	$462	$348	$498	43%	(38%)
Services	103	27	30	96	65	(32%)	(37%)
Markets	791	686	362	390	715	83%	(10%)
Mexico SBMM & AFG	189	170	144	110	99	(10%)	(48%)
Total	$1,882	$1,489	$998	$944	$1,377	46%	(27%)

Consumer non-accrual loans(1)
Wealth	$288	$276	$303	$284	$404	42%	40%
USPB	291	290	285	292	290	(1%)	-
Mexico Consumer	479	465	425	415	411	(1%)	(14%)
Asia Consumer(2)	22	23	22	21	19	(10%)	(14%)
Legacy Holdings Assets—Consumer	235	227	217	210	186	(11%)	(21%)
Total	$1,315	$1,281	$1,252	$1,222	$1,310	7%	-

Total non-accrual loans (NAL)	$3,197	$2,770	$2,250	$2,166	$2,687	24%	(16%)

Other real estate owned (OREO)(3)	$36	$26	$27	$25	$18	(28%)	(50%)

NAL as a percentage of total loans	0.46%	0.41%	0.33%	0.31%	0.39%	8 bps	(7) bps

ACLL as a percentage of NAL	568%	661%	810%	847%	691%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets in Poland and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE (TBVPS)

(In millions of dollars or shares, except per share amounts and ratios)

						Full	Full
	December 31,	March 31,	June 30,	September 30,	December 31,	Year	Year
CET1 Capital and Ratio and Components(1)	2023	2024	2024	2024	2024(2)	2023	2024

Citigroup common stockholders’ equity(3)	$187,937	$189,059	$190,283	$192,796	$190,815
Add: qualifying noncontrolling interests	153	159	153	168	186
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	1,514	757	757	757	757
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(1,406)	(914)	(629)	(773)	(221)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(410)	(1,031)	(760)	(906)	(867)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,778	18,647	18,315	18,397	17,994
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,349	3,258	3,138	3,061	3,357
Defined benefit pension plan net assets and other	1,317	1,386	1,425	1,447	1,504
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	12,075	11,936	11,695	11,318	11,113
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	2,306	3,551	3,652	3,071	3,516
CET1 Capital	$153,595	$153,142	$154,357	$158,106	$155,362
Risk-Weighted Assets (RWA)(4)	$1,148,608	$1,138,546	$1,135,750	$1,153,150	$1,144,679
CET1 Capital ratio (CET1/RWA)	13.37%	13.45%	13.59%	13.71%	13.6%

Supplementary Leverage Ratio and Components
CET1(4)	$153,595	$153,142	$154,357	$158,106	$155,362
Additional Tier 1 Capital (AT1)(7)	18,909	18,923	19,426	17,682	19,164
Total Tier 1 Capital (T1C) (CET1 + AT1)	$172,504	$172,065	$173,783	$175,788	$174,526
Total Leverage Exposure (TLE)(4)	$2,964,954	$2,948,323	$2,949,534	$3,005,709	$2,988,868
Supplementary Leverage ratio (T1C/TLE)(4)	5.82%	5.84%	5.89%	5.85%	5.8%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders’ equity	$187,853	$188,985	$190,210	$192,733	$190,748
Less:
Goodwill	20,098	20,042	19,704	19,691	19,300
Intangible assets (other than MSRs)	3,730	3,636	3,517	3,438	3,734
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	16	16
Tangible common equity (TCE)(9)	$164,025	$165,307	$166,989	$169,588	$167,698
Common shares outstanding (CSO)	1,903.1	1,907.4	1,907.8	1,891.3	1,877.1
Book value per share (common equity/CSO)	$98.71	$99.08	$99.70	$101.91	$101.62
Tangible book value per share (TCE/CSO)(9)	$86.19	$86.67	$87.53	$89.67	$89.34

Average TCE (in billions of dollars)(9)
Services	$23.0	$24.9	$24.9	$24.9	$24.9	$23.0	$24.9
Markets	53.1	54.0	54.0	54.0	54.0	53.1	54.0
Banking	21.4	21.8	21.8	21.8	21.8	21.4	21.8
USPB	21.9	25.2	25.2	25.2	25.2	21.9	25.2
Wealth	13.4	13.2	13.2	13.2	13.2	13.4	13.2
All Other	32.4	25.6	27.0	29.2	29.5	30.6	27.6
Total Citi average TCE	$165.2	$164.7	$166.1	$168.3	$168.6	$163.4	$166.7
Plus:
Average goodwill	$20.4	$19.6	$19.5	$19.6	$19.4	$20.1	$19.8
Average intangible assets (other than MSRs)	3.8	3.7	3.6	3.5	3.6	3.9	3.6
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	-	-	0.3	-
Total Citi average common stockholders’ equity (in billions of dollars)	$189.4	$188.0	$189.2	$191.4	$191.6	$187.7	$190.1

(1)	See footnote 8 on page 1.
(2)	December 31, 2024 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 9 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.